                                                                EXHIBIT 10.11

                            THE AMENDED AND RESTATED

                             1996 STOCK OPTION PLAN

                                       OF

                               POPPE TYSON, INC.


          1.     Purpose.  Poppe Tyson, Inc., a Delaware corporation
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("Poppe Tyson"), desires to attract and retain the best available talent and to
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encourage the highest level of performance.  The Amended and Restated Poppe
Tyson, Inc. 1996 Stock Option Plan (the "Plan") is intended to contribute
                                         ----
significantly to the attainment of these objectives, by affording eligible employees and independent contractors (and employees, advisors and consultants thereof) of Poppe Tyson and its subsidiary corporations (collectively, the

"Company") the opportunity to acquire a proprietary interest in Poppe Tyson
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through the grant of stock options ("Options") to purchase shares of common
                                     -------
stock, $.001 par value, of Poppe Tyson (the "Common Stock").
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          2.     Administration.
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          (a)    Committee.  The Plan shall be administered by the Stock Option
                 ---------
Committee (the "Committee") of the Board of Directors of Poppe Tyson (the
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"Board"), which shall consist of not fewer than two members of the Board.  On
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and after an initial public offering of any common stock of Poppe Tyson, each member of the Committee shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) unless the deduction disallowance imposed by Section
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162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), need not
                                                              ----
take into account Options granted under the Plan (by virtue of Treas. Reg. (S) 1.162-27(f) or otherwise), an "outside director" within the meaning of Code
Section 162(m). The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee.

          (b)    Authority of the Committee.  Subject to paragraph (c) hereof,
                 --------------------------
the Committee shall have plenary authority in its discretion, to the maximum extent permissible by law, subject to and not inconsistent with the express provisions of the Plan, to make all awards of Options under the Plan, to select from among the persons eligible for grants under the Plan those individuals who will be awarded Options, to determine the number of shares
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of Common Stock covered by each Option, the Option exercise price per share of
Common Stock covered by each Option (and, in connection therewith, determine the fair market value of the Common Stock for purposes of the Plan), and the restrictions, if any, which shall apply to the Common Stock subject to an Option, to determine the terms and conditions of each Option, to approve the form of each Option agreement (an "Option Agreement"), to amend any such Option
                                   ----------------
Agreement from time to time, to construe and interpret the Plan and all Option Agreements executed thereunder and to make all other determinations necessary or advisable for the administration of the Plan. In exercising its authority to set the terms and conditions of Options, and subject only to the limits of applicable law, the Committee shall be under no obligation or duty to treat similarly situated grantees of an Option Agreement ("Optionees") in the same
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manner, and any action taken by the Committee with respect to the grant of an
Option to one Optionee shall in no way obligate the Committee to take the same or similar action with respect to any other Optionee. The Committee may exercise its discretion in a manner such that Options which are granted to individuals who are foreign nationals or are employed outside the United States contain terms and conditions which are different from the provisions otherwise specified in the Plan but which are consistent with the tax and other laws of foreign jurisdictions applicable to the Optionee and which are designed to provide the Optionee with benefits which are consistent with the Company's objectives in establishing the Plan. The Committee may adopt such rules as it deems necessary or advisable in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents (including any applicable Option Agreement) on behalf of the Committee or Poppe Tyson. Any interpretation or determination made by the Committee pursuant to the foregoing shall be conclusive and binding upon any person having or claiming any interest under the Plan.

          (c)    Authority of Board.   Notwithstanding the foregoing, prior to
                 ------------------
an initial public offering of Common Stock, the Board (and not the Committee unless the Board specifically resolves to the contrary) shall have plenary authority in its discretion, to the maximum extent permissible by law, subject to and not inconsistent with the express provisions of the Plan, (i) to make all awards of Options under the Plan, to select from among the persons eligible for grants under the Plan those individuals who will be awarded Options, to determine the number of shares of Common Stock covered by each Option, the Option exercise price per share of Common Stock covered by each Option (and, in connection therewith, determine the fair market value of the Common Stock for purposes of the Plan) and the restrictions, if any, which shall apply to the Common Stock subject to an Option, and (ii) to the extent it so elects, to determine other principal terms and conditions of each Option granted. To the extent that the Board does not elect to determine a principal term and condition of an Option

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granted, such determination shall be made by the Committee in accordance with paragraph (b). To the extent necessary to be consistent with the provisions of this paragraph (c), any reference in the Plan and/or an Option Agreement to a decision, determination or action of the Committee shall be read and understood as referring to a decision, determination or action of the Board.

          (d)    Liability of Board and Committee Members.  No member of the
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Board or Committee shall be liable for anything whatsoever in connection with the administration of the Plan except such member's own willful misconduct. Under no circumstances shall any member of the Board or Committee be liable for any act or omission of any other member of the Board or Committee. In the performance of its functions with respect to the Plan, the Board and Committee shall be entitled to rely upon information and advice furnished by Poppe Tyson's officers, Poppe Tyson's accountants, Poppe Tyson's legal counsel and any other party the Board and Committee deems necessary, and no member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.

          3.     Type of Options.  Options granted under the Plan may be either
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incentive stock options ("ISOs") intended to meet the requirements of Code
                          ----
Section 422 or nonqualified stock options ("NSOs") which are not intended to
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meet such Code requirements.

          4.     Eligible Persons.  Options may be awarded only to employees
                 ----------------
and independent contractors of the Company; provided, however, that ISOs may only be awarded to employees of the Company. For purposes hereof, independent contractors shall include officers, consultants, advisors and directors of the Company, and shall also include the employees, advisors and consultants of an independent contractor of the Company. In determining the persons to whom awards shall be made and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee, in its discretion, shall deem relevant in connection with accomplishing the purposes of the Plan.

          5.     Shares Subject to the Plan.  No more than 4,574,777 shares of
                 --------------------------
Common Stock shall be issued pursuant to the exercise of Options granted under the Plan. The maximum aggregate number of shares of Common Stock for which Options may be granted to any one employee within one fiscal year shall be 2,744,866. Such aggregate numbers shall be subject to adjustment as provided in
Section 16. If an Option is

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forfeited or expires without being exercised, the shares of Common Stock subject to the Option shall be available for additional Option grants under the Plan.
If an Option is exercised in whole or in part by an Optionee by tendering previously owned shares of Common Stock, or if any shares are withheld in connection with the exercise of its Option to satisfy the Optionee's tax liability, the full number of shares in respect of which the Option has been exercised shall be applied against the limit set forth in this Section 5.

          6.     Term of Options.  The term of each Option shall be fixed by
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the Committee and specified in the applicable Option Agreement, but in no event shall it be more than ten years from the date of grant, subject to earlier termination as provided in Section 8 and subject to Section 17. Subject to
Section 17, the term of an Option may be extended from time to time by the Committee, provided that no such extension shall extend the term beyond ten years from the date of grant.

          7.     Vesting; Employment Requirement.
                 -------------------------------

          (a)    Options shall first become exercisable, i.e., shall vest, in
                                                         ----
accordance with a vesting schedule determined by the Committee and specified in the applicable Option Agreement.

          (b) Except as provided in Section 8, no Option which is granted to an individual who is an employee of the Company at the time of the Option grant may be exercised unless the Optionee remains an employee of the Company continuously from the date of grant.

          (c) Any Option Agreement may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates for purposes of the Plan and the effect of leaves of absence, which provisions may vary from one another.

          8.     Termination of Relationship to the Company.
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          (a)    Options Granted To Employees.  With respect to an Option
                 ----------------------------
granted to an individual who is an employee of the Company at the time of Option grant, the following rules shall apply:

          (i)    Termination Other Than Death or Disability.  In the event that
                 ------------------------------------------
an Optionee shall cease to be an employee of the Company other than by reason of death or by reason of becoming permanently and totally disabled, any Option held by such Optionee may be exercised (to the extent

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that the Option is vested at the time of termination) at any time within three months after such termination, or, in the case of a NSO, such period specified in the applicable Option Agreement, which period shall not exceed one year from such termination, but in all events, may not be exercised later than the date on which the Option, by its terms, otherwise would have expired; provided, however,
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that unless the applicable Option Agreement provides otherwise, any Option held by an employee whose employment shall be terminated either (A) by the Company for cause or (B) voluntarily by the employee and without the consent of the Company (which consent shall be presumed in the case of retirement on or after attainment of age 65) shall, to the extent not theretofore exercised, forthwith terminate.

          (ii)   Death or Disability.    If an Optionee shall die or become
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permanently and totally disabled while he is employed by the Company, any Option held by such Optionee may be exercised as set forth herein by the guardian or legal representative of the Optionee, or by the Optionee (to the extent that the Option is vested as of such event), at any time within one year of the death or termination of employment for permanent and total disability, as applicable, or such shorter period specified in the Optionee's Option Agreement, but in all events may not be exercised later than the date on which the Option, by its terms, otherwise would have expired.

          (b)    Options Granted to Consultants.  Paragraph (a) of this Section
                 ------------------------------
8 shall have no application to an Option granted to an individual who is not an employee of the Company at the time of Option grant. With respect to an Option granted to such an individual, the applicable Option Agreement shall specify the consequences, if any, of the termination of the Optionee's relationship with the Company.

          9.     Option Exercise Price.  Subject to Section 17, the Option
                 ---------------------
exercise price per share of Common Stock covered by an Option shall be established by the Committee.

          10.    Exercise of Options.
                 -------------------

          (a) An Option may be exercised at any time and from time to time, in whole or in part, as to any or all full shares as to which the Option is then exercisable; provided, however, that if so specified in the Option Agreement, the Option may not, in a single exercise, be exercised for fewer than the minimum number of shares specified in the Option Agreement, unless the exercise is for all of the shares as to which the Option is then exercisable. Prior to an initial public offering of the Common Stock, an Option may not be exercised with respect to a fractional share unless it is exercised as to all of the

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shares as to which the Option is then exercisable.  On and after an initial public offering of the Common Stock, an Option may not be exercised with respect to a fractional share; if the Option is exercised with respect to all of the whole shares as to which the Option is then exercisable, and the Option remains exercisable with respect to less than one share of Common Stock, the Company shall pay the Optionee the excess of (i) the fair market value of such remaining fractional share, over (ii) the Option exercise price for such remaining fractional share, and the Option shall terminate with respect to such fractional share. An Optionee (or other person who, pursuant to Section 13, may exercise the Option) shall exercise the Option by delivering to Poppe Tyson at the address provided in the Option Agreement a written, signed notice or exercise, stating the number of shares of Common Stock with respect to which the option exercise is being made, and satisfy the requirements of paragraphs (b) and (c) of this Section 10. Upon receipt by Poppe Tyson of any notice of exercise, the exercise of the Option as set forth in that notice shall be irrevocable.

          (b) Upon exercise of an Option the Optionee shall pay to Poppe Tyson the Option exercise price per share of Common Stock multiplied by the number of full shares as to which the Option is then exercised. An Optionee may pay the Option exercise price by tendering or causing to be tendered to Poppe Tyson cash, previously owned shares of Common Stock or other property permitted by law and acceptable to the Committee, or any combination thereof.

          (c) An Optionee shall, upon notification of the amount due and prior to or concurrently with delivery of the certificate representing the shares as to which the Option has been exercised, promptly pay or cause to be paid the amount determined by the Committee as necessary to satisfy all applicable tax withholding requirements. Subject to Rule 16b-3 under the Exchange Act, an Optionee may satisfy his or her tax withholding requirement in any manner satisfactory to the Committee.

          (d) The certificate representing the shares as to which an Option has been exercised shall bear an appropriate legend setting forth the restrictions applicable to such shares.

          11.    Option Agreement.  The terms and conditions of each Option
                 ----------------
shall be set forth in an Option Agreement in the form approved by the Committee. Each Option Agreement shall be executed by Poppe Tyson and the Optionee. Each Option Agreement shall, at a minimum, specify (i) the number of shares of Common Stock subject to the Option, (ii) whether the Option is intended to be an ISO or NSO,

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(iii) the provisions related to vesting and exercisability of the Option, including the Option exercise price, and (iv) that the Option is subject to the terms and provisions of the Plan and that in the event of any conflict between the Option Agreement and the Plan, the Plan shall control. The Option Agreement may also contain such other terms and conditions as the Committee determines to be necessary or advisable. Option Agreements may vary from one another.

          12.    No Stockholder Rights.  No Optionee shall have the rights of
                 ---------------------
a stockholder with respect to shares covered by an Option until such person becomes the holder of record of such shares.

          13.    Nontransferability.
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          (a)    Except as provided in paragraph (b) below, Options granted under the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution and Options may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative.

          (b) Notwithstanding paragraph (a), if (and on the terms) so provided in the applicable Option Agreement, an Optionee shall be permitted to transfer a NSO to a member of such Optionee's immediate family, to the spouse of any such family member or to a trust established for the benefit of one or more of such family members. If an NSO is transferred in accordance with this paragraph, the Option shall be exercisable solely by the transferee, but the determination of the exercisability of the Option shall be based solely on the activities and state of affairs of the Optionee. Thus, for example, if after a transfer the Optionee ceases to be an employee of the Company, such termination shall trigger the provisions of Section 8 hereof. Conversely, if after a transfer the transferee ceases to be an employee of the Company, such termination shall not trigger the provisions of Section 8 hereof.

          14.    Compliance with Law; Registration of Shares.
                 -------------------------------------------
     (a) The Plan and any grant hereunder shall be subject to all applicable laws, rules, and regulations of any applicable jurisdiction or authority or agency thereof and to such approvals by any regulatory or governmental agency which, in the opinion of Company's counsel, may be required or appropriate.

     (b) Notwithstanding any other provision of this Plan or Option Agreements made pursuant hereto, the Company shall not be required to issue or deliver any

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certificate or certificates for shares of Common Stock under this Plan prior to fulfillment of all of the following conditions:

               (i) Effectiveness of any registration or other qualification of such shares of the Company under any law or regulation of any applicable jurisdiction or authority or agency thereof which the Committee shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable; and

               (ii) Grant of any other consent, approval or permit from any applicable jurisdiction or authority or agency thereof or securities exchange which the Committee shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable.

          The Company shall use all reasonable efforts to obtain any consent, approval or permit described above; provided, however, that except to the extent as may be specified in an Option Agreement with respect to any particular Option grant, the Company shall be under no obligation to register or qualify any shares subject to an Option under any federal or state securities law or on any exchange.

          15.    No Restriction on the Right of Poppe Tyson to Effect
                 ----------------------------------------------------
Corporate Changes.  The Plan and the Options granted hereunder shall not affect
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in any way the right or power of Poppe Tyson or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in Poppe Tyson's or the Company's capital structure or its business, or any merger or consolidation of Poppe Tyson or the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights of holders thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of Poppe Tyson or the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          16.    Certain Adjustments.
                 -------------------

          (a) In the event that the Company or the division or subsidiary for which an Optionee performs services is sold, merged, consolidated, reorganized or liquidated, the Committee shall make such adjustments, if any, as it determines to be necessary or advisable to provide each Optionee with a benefit equivalent to that to

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which the Optionee would have been entitled had such event not occurred.

          (b) In the event of any stock dividend or split, recapitalization, combination, exchange or similar change affecting the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Committee shall make any or all of the following adjustments as it deems appropriate to equitably reflect such event: (i) adjust the aggregate number of shares (or such other security as is designated by the Committee) which may be acquired pursuant to the Plan,
(ii) adjust the option price to be paid for any or all such shares subject to the then outstanding Options, (iii) adjust the number of shares of Common Stock (or such other security as is designated by the Committee) subject to any or all of the then outstanding Options and (iv) make any other equitable adjustments or take such other equitable action as the Committee, in its discretion, shall deem appropriate. For purposes hereof, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

          (c) Any and all adjustments or actions taken by the Committee pursuant to this Section shall be conclusive and binding for all purposes.

          17.    ISO Provisions.
                 --------------

          (a)    Option Exercise Price.   Subject to paragraph (b), the Option
                 ---------------------
exercise price per share of Common Stock covered by an ISO shall be no less than the fair market value of a share of Common Stock on the date of grant of the Option.

          (b)    10% Shareholders.  In the case of an individual
                 ----------------
who at the time the Option is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of Poppe Tyson or of a parent or subsidiary corporation of Poppe Tyson (a "10% Holder"), (i) the Option
                                                    ----------
exercise price of the Common Stock covered by any ISO granted to such person shall in no event be less than 110% of the fair market value of the Common Stock on the date the ISO is granted and (ii) the term of an ISO granted to such person may not exceed five years from the date of grant.

          (c)    $100,000 Limit.  The aggregate fair market value
                 --------------
(determined at the time an ISO is granted) of the Common Stock covered by ISOs exercisable for the first

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time by an employee during any calendar year (under all plans of the Company)
may not exceed $100,000.

          18.    No Right to Continued Employment.  Neither the Plan nor
                 --------------------------------
any action taken hereunder shall be construed as giving any employee or any independent contractor any right to continue in the employ of or to be engaged as an independent contractor by the Company or affect the right of the Company to terminate such person's employment or other relationship with the Company at any time.

          19.    Amendment; Early Termination.  The Board may at any time and
                 ----------------------------
from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment requiring stockholder approval by law or by the rules of any stock exchange, inter-dealer quotation system, or other market in which shares of Common Stock are traded, shall be effective unless and until such stockholder approval has been obtained in compliance with such rule or law; and provided, further, that no such amendment shall adversely affect the rights of an Optionee in any Option previously granted under the Plan (including an amendment which would cause an ISO to become a NSO) without the Optionee's written consent.

          20.    Effective Date.   The Plan shall be effective as of the
                 --------------
date of its adoption by the Board (the "Effective Date"), subject to the
                                        --------------
approval thereof by the stockholders of Poppe Tyson entitled to vote thereon within 12 months of such date. In the event that such stockholder approval is not obtained within such time period, the Plan and any Options granted under the Plan on or prior to the expiration of such 12 month period shall be void and of no further force and effect. Any Options granted under the Plan on or prior to the date of such stockholder approval shall expressly provide that such Options are subject to the approval of the Plan by the stockholders of Poppe Tyson within 12 months of the Effective Date.

          21.    Termination of Plan.  Unless terminated earlier by the
                 -------------------
Board in accordance with Section 19 above, the Plan shall terminate on, and no further Options may be granted after, the tenth anniversary of the Effective Date.

          22.    Severability.    In the event that any one or more provisions
                 ------------
of the Plan or an Option Agreement, or any action taken pursuant to the Plan or an Option Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other jurisdiction, such unenforceability or invalidity shall not affect any other provision of the Plan or Option Agreement, but in such

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

particular jurisdiction and instance the Plan and/or Option Agreement, as applicable, shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

          23.    Certain Definitions.
                 -------------------

          (a) The terms "parent corporation" and "subsidiary corporation" shall have the respective meanings, with respect to Poppe Tyson, set forth in Code
Section 424(e) and (f).

          (b) The term "fair market value" of Common Stock on any given date shall be: (a) if the Common Stock is listed for trading on one or more national securities exchanges, the mean of the high and low sales prices on the principal such exchange on the date in question, or, if the Common Stock shall not have been traded on such principal exchange on such date, the mean of the high and low sales prices on such principal exchange on the first day prior thereto on which the Common Stock was so traded; (b) if Common Stock is not listed for trading on a national securities exchange but is traded on the over-the-counter market, the mean of the highest and lowest bid prices for the Common Stock on the date in question, or, if there are no such bid prices for the Common Stock on such date, the mean of the highest and lowest bid prices on the first day prior thereto on which such prices appear; or (c) such other amount as may be determined by the Board or the Committee by any fair and reasonable means.

          (c) The term "permanently and totally disabled" or words to like effect shall mean (i) with respect to an NSO granted to an Optionee who is a party to an employment agreement with the Company, the meaning set forth in such agreement, and (ii) otherwise, the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          (d) The term "termination of employment for cause" or words to like effect shall mean (i) with respect to an Optionee who is a party to an employment agreement with the Company, the meaning set forth in such agreement, as such term or a similar term is so defined (other than death or disability), or (ii) otherwise, termination by the Company of the employment of the Optionee by reason of the Optionee's (1) willful refusal to perform his obligations to the Company, (2) willful misconduct, contrary to the

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

PAGE>

interests of the Company, or (3) commission of a serious criminal act, whether denominated a felony, misdemeanor or otherwise. In the event of any dispute as to whether a termination for cause has occurred, the Committee may resolve such dispute and such resolution shall be final and conclusive on all parties.

          24.    Headings.    The headings of sections and subsections herein
                 --------
are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

          25.    Governing Law.  This Plan and all rights hereunder shall be
                 -------------
construed in accordance with and governed by the laws of the State of Delaware.

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